GMAC RFC (GRAPHIC OMITTED)

EQUIFIRST (GRAPHIC OMITTED)

New Issue Computational Materials

Part I of II

$693,467,000 (Approximate)

RAMP Series 2005-EFC5 Trust

Issuer

EquiFirst Corporation

Originator

Residential Asset Mortgage Products, Inc.

Depositor

Residential Funding Corporation

Master Servicer

Mortgage Asset-Backed Pass-Through Certificates,

Series 2005- EFC5

October 11, 2005

GMAC RFC Securities (GRAPHIC OMITTED)

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

Expected Timing:	Pricing Date:	On or about October [12], 2005
	Settlement Date:	On or about October 26, 2005
	First Payment Date:	November 25, 2005
Structure:	Fixed and ARMs:	$[711,253,552] senior/subordinate structure
	Rating Agencies:	[Moody's and S&P]

Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuer or its affiliates.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting the Residential Funding Securities Corporation trading desk at (301) 664-6900.

This communication does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this communication is preliminary and is subject to completion or change.

The information in this communication supersedes information contained in any prior similar communication relating to these securities.

This communication is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, RFSC may make a market in the securities referred to herein.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

RAMP Series 2005- EFC5

$693,467,000 (Approximate)

Characteristics of the Certificates
Certificates
Class	Approximate Size(1)	Interest Type	Principal Type	Expected WAL (yrs)(2) Call/Mat	Expected Principal Window (months)(2) Call/Mat	Final Scheduled Distribution Date	Expected rating (S&P / Moody's)
A-1 (3)	$260,657,000	Floating	SEQ	1.00 / 1.00	1 - 21 / 1 - 21	Nov-2025	AAA/Aaa
A-2 (3) (4)	274,357,000	Floating	SEQ	3.00 / 3.07	21 - 73 / 21 - 97	Mar-2035	AAA/Aaa
A-3 (3) (4)	17,985,000	Floating	SEQ	6.08 / 10.24	73 - 73 / 97 - 166	Oct-2035	AAA/Aaa
M-1 (3) (4) (5)	27,383,000	Floating	MEZ	4.66 / 5.10	46 - 73 / 46 - 140	Oct-2035	AAA/Aa1
M-2 (3) (4) (5)	25,249,000	Floating	MEZ	4.50 / 4.93	43 - 73 / 43 - 134	Oct-2035	AA+/Aa2
M-3 (3) (4) (5)	16,714,000	Floating	MEZ	4.41 / 4.83	42 - 73 / 42 - 128	Oct-2035	AA+/Aa3
M-4 (3) (4) (5)	12,446,000	Floating	MEZ	4.37 / 4.76	41 - 73 / 41 - 122	Oct-2035	AA/A1
M-5 (3) (4) (5)	12,091,000	Floating	MEZ	4.34 / 4.71	40 - 73 / 40 - 118	Oct-2035	AA-/A2
M-6 (3) (4) (5)	11,024,000	Floating	MEZ	4.31 / 4.66	39 - 73 / 39 - 112	Oct-2035	A+/A3
M-7 (3) (4) (5)	11,024,000	Floating	MEZ	4.30 / 4.61	38 - 73 / 38 - 106	Oct-2035	A/Baa1
M-8 (3) (4) (5)	8,535,000	Floating	MEZ	4.27 / 4.53	38 - 73 / 38 - 99	Oct-2035	A-/Baa2
M-9 (3) (4) (5)	8,890,000	Floating	MEZ	4.27 / 4.46	38 - 73 / 38 - 92	Oct-2035	BBB/Baa3
M-10 (3) (4) (5)	7,112,000	Floating	MEZ	4.25 / 4.32	37 - 73 / 37 - 83	Oct-2035	BBB-/Ba1
Total	$693,467,000

Notes:

  Class sizes subject to a 10% variance.
  Pricing Speed Assumption:

  Fixed: 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter).
  ARMs: 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30%

  CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).

  The pass-through rate on the Class A and Class M Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the Net WAC Cap Rate and (iii) 14.00% per annum.
  If the 10% optional call is not exercised, the margin on the Class A-2 and Class A-3 Certificates will double and the margin on the Class M Certificates will increase by a 1.5x multiple, beginning on the second Distribution Date after the first possible optional call date.

  The Class M Certificates are not expected to receive principal payments prior to the Stepdown Date.

Issuer: RAMP Series 2005-EFC5 Trust.

Certificates: The Class A-1, Class A-2 and Class A-3 Certificates (collectively, the "Class A Certificates") are backed by first and second lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations (the "Mortgage Loans") .

The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates (the "Class M Certificates" and together with the Class A Certificates, the "Offered Certificates"), will be offered pursuant to the Prospectus Supplement described below.

Joint Lead Underwriters: Residential Funding Securities Corporation and Citigroup Global Markets Inc.

Yield Maintenance

Agreement Provider: [tba]

Depositor: Residential Asset Mortgage Products, Inc. ("RAMP"), an affiliate of Residential Funding Corporation

Trustee: U.S. Bank National Association

Master Servicer: Residential Funding Corporation (the "Seller", "Master Servicer" or "Residential Funding"), an indirect wholly-owned subsidiary of Residential Capital Corporation.

Servicer: Primary servicing for all of the Mortgage Loans will be provided by HomeComings Financial Network, Inc. ("HomeComings"). HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

Cut-off Date: October 1, 2005 after deducting payments due during the month of October 2005.

Settlement Date: On or about October 26, 2005.

Distribution Dates: 25th of each month (or the next business day if such day is not a business day) commencing on November 25, 2005.

Form of Certificates: Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations: For the Class A, Class M-1, Class M-2 and Class M-3 Certificates: $100,000 and integral multiples of $1 in excess thereof; for the Class M-4 through Class M-10 Certificates: $250,000 and integral multiples of $1 in excess thereof.

ERISA Considerations: The Offered Certificates may be eligible for purchase by employee benefit plans or other plans or arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Offered Certificates.

Legal Investments: None of the Offered Certificates will be "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

Tax Status: One or more REMIC elections.

Mortgage Loans:

    The Mortgage Loans will consist of first and second lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations. The statistical pool of Mortgage Loans described herein has an approximate aggregate principal balance of $722,084,824 as of the Cut-off Date.

    As of the Cut-off Date, approximately 30.1% of the Mortgage Loans provide for an initial interest only period of up to five years.

Silent Seconds: The mortgaged properties relating to approximately 33.67% of the first-lien Mortgage Loans are subject to a second-lien mortgage loan, based solely on the information made available to the Depositor. The weighted average combined original loan-to-value ratio of the mortgage loans, including the Silent Seconds is 90.1%.

RASC KS and RAMP RS

Program Eligible:

As of the Cut-off Date approximately 85.95% of the Mortgage Loans are eligible under the RASC KS program. RFC has established the AlterNet program primarily for the purchase of mortgage loans that are made to borrowers that may have imperfect credit histories, higher debt to income ratios or mortgage loans that present certain other risks to investors. The mortgage collateral sellers that participate in this program have been selected by RFC on the basis of criteria set forth in RFC's Client Guide, referred to as the Guide. For those mortgage loans that RFC purchased from sellers in this program, each mortgage loan determined by RFC to be acceptable for purchase would have been originated in accordance with or would have been determined to be generally consistent with the provisions of the Guide.

As of the Cut-off Date approximately 14.05% of the Mortgage Loans are eligible under the RAMP RS program. RFC has established the "Negotiated Conduit Asset Program" or NCA program. Through the NCA program, RFC seeks to acquire recently originated mortgage loan products with characteristics that do not meet traditional "A" quality credit requirements, which are then securitized under the RAMP shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan with a higher loan-to-value ratio than the credit grade within RFC's "AlterNet" program guidelines allow.

The Originator:

EquiFirst Corporation (the "Originator") is a wholly-owned subsidiary of EFC Holdings Corporation ("EFC") and is engaged in the business of originating (or acquiring) and selling nonconforming mortgage loans collateralized by one-to-four family residential properties. The Originator was founded in 1989 and is headquartered in Charlotte, NC. EFC is a wholly owned subsidiary of Regions Financial Corporation, a publicly traded commercial bank holding company.

Prepayment Assumptions:

    Fixed - 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter).

    ARMs - 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).

Optional Call: If the aggregate principal balance of the Mortgage Loans falls below 10% of the aggregate original principal balance of the Mortgage Loans (the "Optional Call Date"), The Master Servicer or its designee may terminate the trust. The exercise of the optional call may be subject to limitations as described in the prospectus supplement.

Basis Risk

Shortfall: With respect to any class of the Class A and Class M Certificates and any Distribution Date on which the Net WAC Cap Rate is used to determine the pass-through rate of that class of Class A and Class M Certificates, an amount equal to the excess of (i) accrued certificate interest for that class calculated at a rate (not to exceed 14.00% per annum) equal to One-Month LIBOR plus the related margin, over (ii) accrued certificate interest for that class calculated using the Net WAC Cap Rate.

Basis Risk Shortfall

Carry-Forward Amounts: With respect to each class of the Class A and Class M Certificates and any Distribution Date, an amount equal to the aggregate amount of Basis Risk Shortfall for that class on that Distribution Date, plus any unpaid Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow at a rate equal to the related pass-through rate for that class.

Relief Act Shortfalls: With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or any similar legislation or regulation. Relief Act Shortfalls will be covered by available Excess Cash Flow in the current period only. Any Relief Act Shortfalls allocated to the Certificates for the current period not covered by Excess Cash Flow in the current period will remain unpaid.

Credit Enhancement: A. Subordination.

Credit enhancement for the Class A Certificates will include the subordination of the Class M Certificates. Credit enhancement for the Class M Certificates will include the subordination of each class of Class M Certificates with a lower payment priority.

Subordination (including the OC Deposit):

Class	Expected rating (S&P / Moody's)	Initial Credit Support	After Step-Down Support

Class A	AAA/Aaa	22.25%	44.50%
Class M-1	AAA/Aa1	18.40%	36.80%
Class M-2	AA+/Aa2	14.85%	29.70%
Class M-3	AA+/Aa3	12.50%	25.00%
Class M-4	AA/A1	10.75%	21.50%
Class M-5	AA-/A2	9.05%	18.10%
Class M-6	A+/A3	7.50%	15.00%
Class M-7	A/Baa1	5.95%	11.90%
Class M-8	A-/Baa2	4.75%	9.50%
Class M-9	BBB/Baa3	3.50%	7.00%
Class M-10	BBB-/Ba1	2.50%	5.00%

For any class of Certificates, the Initial Credit Support is the aggregate certificate principal balance of all Certificates subordinate to such class as a percentage of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date. The initial Credit Support includes the initial Overcollateralization Amount.

B. Overcollateralization ("OC")

Initial (% Orig.)	2.50%
OC Target (% Orig.)	2.50%
OC Floor (% Orig.)	0.50%
OC Stepdown Target (% Current)	5.00%
OC Holiday	None

      Excess Spread

      Initially equal to approximately 240 bps per annum.

      Yield Maintenance Agreement

Any amounts payable under the Yield Maintenance Agreement on each Distribution Date will be included in Excess Cash Flow and will be distributed pursuant in accordance with the priority set forth below under "Excess Cash Flow Distributions."

Excess Cash Flow

Distributions: On any Distribution Date, the Excess Cash Flow will be allocated among the Certificates as set forth in the Prospectus Supplement in the following order of priority:

      as part of the Principal Distribution Amount, to pay to the holders of the Class A and Class M Certificates in reduction of their certificate principal balances, the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Class A and Class M Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries for that Distribution Date;

      as part of the Principal Distribution Amount, to pay to the holders of the Class A and Class M Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;

      to pay the holders of the Class A and Class M Certificates as part of the Principal Distribution Amount, any Overcollateralization Increase Amount;

      to pay the holders of Class A and Class M Certificates, the amount of any Prepayment Interest Shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on Prepayment Interest Shortfalls previously allocated thereto, that remain un-reimbursed, to the extent not covered by the Eligible Master Servicing Compensation on that Distribution Date;

      to pay to the holders of the Class A and Class M Certificates, any prepayment interest shortfalls remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

      to pay to the holders of the Class A Certificates, on a pro rata basis, based on the amount of Basis Risk Carry-Forward Amounts previously allocated thereto that remain unreimbursed, and then the Class M Certificates, in the order of payment priority, the amount of any Basis Risk Shortfall Carry-Forward Amounts remaining unpaid as of that Distribution Date;

      to pay to the holders of the Class A and Class M Certificates, the amount of any Relief Act Shortfalls allocated thereto on that Distribution Date, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

      to pay to the holders of the Class A Certificates, on a pro rata basis, based on the amount of Realized Losses previously allocated thereto that remain unreimbursed and then to the Class M Certificates, in the order of payment priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

      to pay to the holders of the Class SB Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

On any Distribution Date, the amount described in clause (1) through (9) above will be paid first from Excess Cash Flow for that Distribution Date, other than amounts received by the trust under the yield maintenance agreement, and second from amounts received by the trust under the yield maintenance agreement.

Interest Accrual Period: From and including the preceding Distribution Date (for the first accrual period, the closing date) up to but excluding the current Distribution Date on an actual/360 basis.

Pass-Through Rates: On each Distribution Date, the Pass-Through Rate on each class of the Class A and Class M Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin for such class, and beginning on the second Distribution Date after the first possible Optional Call Date, (1) with respect to the Class A-2 and Class A-3 Certificates, One-Month LIBOR plus 2 times the related margin for such class, and (2) with respect to the Class M Certificates, One-Month LIBOR plus 1.5 times the related margin of such class, (y) the Net WAC Cap Rate and (z) 14.00% per annum.

Net WAC

Cap Rate: For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans using the Net Mortgage Rates in effect for the scheduled payments due on such Mortgage Loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

Net Mortgage Rate: With respect to any mortgage loan, the mortgage rate minus (a) the master servicing fee and (b) the sub-servicing fee.

Eligible Master

Servicing Compensation: For any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the Mortgage Loans immediately preceding that Distribution Date, and (b) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the Mortgage Loans. Excess Cash Flow may also be available to cover prepayment interest shortfalls, subject to the priority of distribution set forth under "Excess Cash Flow Distributions."

Advances: The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.

Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of the aggregate stated principal balance of the Mortgage Loans before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate certificate principal balance of the Class A and Class M Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

Required

Overcollateralization Amount: With respect to any Distribution Date (i) prior to the Stepdown Date, an amount equal to 2.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 5.00% of the then current aggregate outstanding principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the Overcollateralization Floor or (iii) on or after the related Stepdown Date if a Trigger Event is in effect, the Required Overcollateralization Amount for the immediately preceding Distribution Date.

Overcollateralization Floor: 0.50% of the aggregate stated principal balance of the Mortgage Loans, as of the Cot-Off Date.

Stepdown Date: The earlier to occur of (i) the Distribution Date immediately succeeding the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero or (ii) the later to occur of (x) the Distribution Date in November 2008 and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 44.50%.

Overcollateralization

Increase Amount: With respect to any Distribution Date, an amount equal to the lesser of (i) Excess Cash Flow available for payment of the Overcollateralization Increase Amount on that Distribution Date and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

Overcollateralization

Reduction Amount: With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount for that Distribution Date and (ii) Principal Remittance Amount for that Distribution Date.

Excess Overcollateralization

Amount: With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount.

Excess Cash Flow: For any Distribution Date, the sum of (a) the excess of the available distribution amount over the sum of (x) the interest distribution amount for the Certificates and (y) the Principal Remittance Amount, (b) any Overcollateralization Reduction Amount, and (c) any amounts received by the Trust under the Yield Maintenance Agreement for that Distribution Date. Excess Cash Flow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

Trigger Event:

(subject to change) A Trigger Event is in effect on any Distribution Date if either (i) the three month average of the related Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, equals or exceeds [35.80]% of the Senior Enhancement Percentage or (ii) cumulative realized losses on the Mortgage Loans as a percentage of the initial aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceed the following amounts:

Loss Trigger
Months 25-36	[1.65]% in the first month plus an additional 1/12th of [2.05]% for every month thereafter
Months 37-48	[3.70]% in the first month plus an additional 1/12th of [2.10]% for every month thereafter
Months 49-60	[5.80]% in the first month plus an additional 1/12th of [1.65]% for every month thereafter
Months 61-72	[7.45]% in the first month plus an additional 1/12th of [0.90]% for every month thereafter
Months 73 and thereafter	[8.35]%

Sixty-Plus Delinquency

Percentage: With respect to any Distribution Date, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including Mortgage Loans in bankruptcy that are 60 or more days delinquent, foreclosure or REO, over (y) the aggregate stated principal balance of the Mortgage Loans immediately preceding that Distribution Date.

Senior

Enhancement Percentage: For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Class M Certificates and (ii) the Overcollateralization Amount, in each case prior to the distribution of the aggregate Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

Principal

Distribution Amount: On any Distribution Date, the lesser of (a) the excess of (i) the available distribution amount plus amounts received by the trust under the Yield Maintenance Agreement, applied towards clauses (b)(v) and (b)(vi) below in accordance with the allocation of Excess Cash Flow described above under "Excess Cash Flow Distributions," over (ii) the interest distribution amount and (b) the aggregate amount described below:

(i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period;

(ii) the principal portion of all proceeds of the repurchase of Mortgage Loans, or, in the case of a substitution, amounts representing a principal adjustment, as required by the pooling and servicing agreement during the preceding calendar month;

(iii) the principal portion of all other unscheduled collections other than subsequent recoveries, received on the Mortgage Loans during the preceding calendar month, or deemed to be received during the preceding calendar month, including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month;

(iv) the lesser of (a) subsequent recoveries for that distribution date and (b) the principal portion of any realized losses allocated to any class of offered certificates on a prior distribution date and remaining unpaid;

(v) the lesser of (a) the Excess Cash Flow for that Distribution Date, to the extent not used in clause (iv) above on such distribution date, and (b) the principal portion of any realized losses incurred, or deemed to have been incurred, on any Mortgage Loans in the calendar month preceding that Distribution Date to the extent covered by Excess Cash Flow for that distribution date as described under "Excess Cash Flow Distributions" above; and

(vi) the lesser of (a) the Excess Cash Flow for that Distribution Date, to the extent not used pursuant to clauses (iv) and (v) above on such Distribution Date, and (b) the amount of any Overcollateralization Increase Amount for that Distribution Date to the extent covered by Excess Cash Flow for that Distribution Date as described under "Excess Cash Flow Distributions" above;

minus

(vii) the amount of any Overcollateralization Reduction Amount for that Distribution Date; and

(viii) any capitalization reimbursement amount.

In no event will the Principal Distribution Amount on any Distribution Date be less than zero or greater than the outstanding aggregate certificate principal balance of the Class A and Class M Certificates.

Class A Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the Principal Distribution Amount for that Distribution Date; and

    the excess, if any, of (A) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Principal Remittance

Amount: For any Distribution Date, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

Interest

Distributions: Distributions to the holders of the Certificates will be made generally as follows:

From the available distribution amount remaining after payment of certain fees and expenses, distribution of accrued and unpaid interest (less any prepayment interest shortfalls not covered by Eligible Master Servicing Compensation or any Relief Act Shortfalls) to the holders of Certificates, in the following order of priority:

      To each class of Class A Certificates, pro-rata, based on the accrued certificate interest accrued thereon;

      To the Class M-1 Certificates;

      To the Class M-2 Certificates;

      To the Class M-3 Certificates;

      To the Class M-4 Certificates;

      To the Class M-5 Certificates;

      To the Class M-6 Certificates;

      To the Class M-7 Certificates;

      To the Class M-8 Certificates;

      To the Class M-9 Certificates; and

      To the Class M-10 Certificates.

Principal Distributions: From the sum of (x) the available distribution amount remaining after payment of certain fees and expenses and the interest distribution amount on the Certificates on any Distribution Date, and (y) the amount received by the trust under the Yield Maintenance Agreement for that Distribution Date and applied as part of the Principal Distribution Amount in accordance with clauses (b)(v) and (b)(vi) of the definition thereof and the allocation of Excess Cash Flow described above under "Excess Cash Flow Distributions, the Principal Distribution Amount will be distributed as follows:

      To the Class A Certificates, the Class A Principal Distribution Amount, sequentially to the Class A-1, Class A-2 and Class A-3 Certificates in that order, until the certificate principal balances thereof are reduced to zero;

      To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the certificate principal balance of the Class M-1 Certificates is reduced to zero;

      To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the certificate principal balance of the Class M-2 Certificates is reduced to zero;

      To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the certificate principal balance of the Class M-3 Certificates is reduced to zero;

      To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the certificate principal balance of the Class M-4 Certificates is reduced to zero;

      To the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, until the certificate principal balance of the Class M-5 Certificates is reduced to zero;

      To the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, until the certificate principal balance of the Class M-6 Certificates is reduced to zero;

      To the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, until the certificate principal balance of the Class M-7 Certificates is reduced to zero;

      To the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, until the certificate principal balance of the Class M-8 Certificates is reduced to zero;

      To the Class M-9 Certificates, the Class M-9 Principal Distribution Amount, until the certificate principal balance of the Class M-9 Certificates is reduced to zero: and

      To the Class M-10 Certificates, the Class M-10 Principal Distribution Amount, until the certificate principal balance of the Class M-10 Certificates is reduced to zero.

Class M-1 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-2 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal Distribution Amounts; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-3 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-4 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-5 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-5 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-6 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-6 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-7 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-7 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-8 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-8 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-9 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-9 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-10 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-10 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Subordination

Percentage: As to any class of Class A or Class M Certificates, the respective approximate percentage set forth below:

Class	Expected rating (S&P / Moody's)	Subordination %

Class A	AAA/Aaa	55.50%
Class M-1	AAA/Aa1	63.20%
Class M-2	AA+/Aa2	70.30%
Class M-3	AA+/Aa3	75.00%
Class M-4	AA/A1	78.50%
Class M-5	AA-/A2	81.90%
Class M-6	A+/A3	85.00%
Class M-7	A/Baa1	88.10%
Class M-8	A-/Baa2	90.50%
Class M-9	BBB/Baa3	93.00%
Class M-10	BBB-/Ba1	95.00%

Subsequent Recoveries: Subsequent recoveries, net of reimbursable expenses, with respect to Mortgage Loans that have been previously liquidated and that have resulted in a realized loss.

Allocation of Losses: Any realized losses will be allocated or covered as follows:

      By Excess Cash Flow for the related Distribution Date;

      To the overcollateralization, until reduced to zero (as further described in the prospectus supplement);

      To the Class M-10 Certificates, until reduced to zero;

      To the Class M-9 Certificates, until reduced to zero;

      To the Class M-8 Certificates, until reduced to zero;

      To the Class M-7 Certificates, until reduced to zero;

      To the Class M-6 Certificates, until reduced to zero;

      To the Class M-5 Certificates, until reduced to zero;

      To the Class M-4 Certificates, until reduced to zero;

      To the Class M-3 Certificates, until reduced to zero;

      To the Class M-2 Certificates, until reduced to zero;

      To the Class M-1 Certificates, until reduced to zero; and

      To the Class A Certificates, on a pro-rata basis; until reduced to zero.

Prospectus: The Offered Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus.

Yield Maintenance Agreement

[Subject to Change]

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Offered Certificates. On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on (i) an amount equal to the lesser of (a) the notional amount set forth in the table below and (b) the outstanding certificate principal balance of the Offered Certificates immediately preceding that Distribution Date. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate of 3.85% beginning with the Distribution Date in November 2005. The Yield Maintenance Agreement will terminate after the Distribution Date in October 2010.

Any amounts received by the trust under the yield maintenance agreement on any Distribution Date will be paid as part of Excess Cash Flow pursuant to the priority set forth above under "Excess Cash Distributions".

Period	Notional Balance ($)	Period	Notional Balance ($)
1	693,467,000.00	31	192,302,833.39
2	678,096,205.73	32	182,608,035.79
3	672,133,640.65	33	173,348,203.65
4	664,185,551.32	34	164,503,487.68
5	654,247,677.07	35	156,054,954.40
6	642,331,229.86	36	147,984,543.69
7	628,484,654.27	37	140,278,661.01
8	612,760,030.26	38	140,278,661.01
9	595,216,719.85	39	140,278,661.01
10	575,953,269.92	40	136,162,614.99
11	555,269,358.29	41	130,268,652.73
12	533,263,450.83	42	124,636,969.85
13	512,090,783.63	43	119,255,664.42
14	491,719,664.51	44	114,113,381.65
15	472,119,610.85	45	109,199,288.49
16	453,261,303.30	46	104,503,049.55
17	435,116,541.32	47	100,014,803.92
18	417,658,200.29	48	95,725,143.29
19	400,860,190.45	49	91,625,090.99
20	384,697,417.26	50	87,706,081.93
21	369,145,743.30	51	83,959,943.66
22	354,173,386.98	52	80,378,878.13
23	326,597,940.55	53	76,955,444.41
24	301,122,422.29	54	73,682,542.14
25	277,636,471.98	55	70,553,395.85
26	255,927,905.27	56	67,561,539.89
27	235,863,280.69	57	64,700,804.14
28	224,210,202.44	58	61,965,300.35
29	213,081,571.43	59	59,349,409.16
30	202,453,406.23	60	56,847,436.06

Net WAC Schedule

[Subject to Change]

Period	Net WAC Rate % (1)	Effective Rate % (1, 2, 3)	Period	Net WAC Rate % (1)	Effective Rate % (1, 2, 3)
1	6.48	22.63	38	10.40	20.63
2	6.48	22.35	39	10.06	20.63
3	6.27	22.11	40	10.05	20.67
4	6.27	22.07	41	11.12	21.63
5	6.94	22.69	42	10.82	21.22
6	6.27	21.95	43	11.17	21.46
7	6.48	22.08	44	10.80	20.98
8	6.27	21.78	45	11.15	21.22
9	6.48	21.88	46	10.78	20.75
10	6.27	21.55	47	10.77	20.64
11	6.27	21.41	48	11.22	20.98
12	6.48	21.47	49	10.85	20.51
13	6.27	21.11	50	11.20	20.76
14	6.48	21.16	51	10.83	20.29
15	6.27	20.80	52	10.81	20.19
16	6.27	20.65	53	11.96	21.24
17	6.94	21.18	54	10.89	20.07
18	6.27	20.35	55	11.24	20.33
19	6.48	20.42	56	10.86	19.87
20	6.27	20.06	57	11.22	20.13
21	6.48	20.12	58	10.84	19.67
22	6.27	19.76	59	10.83	19.57
23	6.28	19.43	60	11.18	19.83
24	8.73	21.55	61	10.81	10.81
25	8.44	20.93	62	11.15	11.15
26	8.71	20.89	63	10.78	10.78
27	8.42	20.28	64	10.77	10.77
28	8.42	20.11	65	11.91	11.91
29	9.00	20.51	66	10.75	10.75
30	9.12	20.46	67	11.09	11.09
31	9.42	20.59	68	10.72	10.72
32	9.11	20.11	69	11.06	11.06
33	9.41	20.23	70	10.70	10.70
34	9.10	19.75	71	10.68	10.68
35	9.09	19.58	72	11.03	11.03
36	10.42	20.73	73	10.66	10.66
37	10.08	20.21

Notes:

(1) Assumes all index values remain constant at 20.00%, the optional termination is exercised and no losses are applied to the Mortgage Loans.

(2) The "Net WAC Rate" is a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period of the Certificates and (ii) the weighted average Net Mortgage Rate of the Mortgage Loans.

(3) The effective available funds cap rate (the "Effective Rate") is the Net WAC Rate, plus any payments from the Yield Maintenance Agreement, divided by the aggregate certificate principal balance of the Class A and Class M Certificates multiplied by 360 divided by actual number of days.

Class A Sensitivity Analysis

To 10% Call

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-1
Avg. Life (yrs)	13.07	1.58	1.21	1.00	0.86	0.76
Principal Window	1 - 241	1 - 34	1 - 25	1 - 21	1 - 17	1 - 15
Principal Window Months	241	34	25	21	17	15
Class A-2
Avg. Life (yrs)	24.79	6.28	4.22	3.00	2.08	1.79
Principal Window	241 - 346	34 - 148	25 - 99	21 - 73	17 - 36	15 - 28
Principal Window Months	106	115	75	53	20	14
Class A-3
Avg. Life (yrs)	28.83	12.33	8.25	6.08	4.03	2.44
Principal Window	346 - 346	148 - 148	99 - 99	73 - 73	36 - 56	28 - 30
Principal Window Months	1	1	1	1	21	3

Class A Sensitivity Analysis

To Maturity

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-1
Avg. Life (yrs)	13.07	1.58	1.21	1.00	0.86	0.76
Principal Window	1 - 241	1 - 34	1 - 25	1 - 21	1 - 17	1 - 15
Principal Window Months	241	34	25	21	17	15
Class A-2
Avg. Life (yrs)	24.81	6.41	4.31	3.07	2.08	1.79
Principal Window	241 - 353	34 - 194	25 - 132	21 - 97	17 - 36	15 - 28
Principal Window Months	113	161	108	77	20	14
Class A-3
Avg. Life (yrs)	29.70	19.80	13.84	10.24	6.55	2.44
Principal Window	353 - 359	194 - 300	132 - 222	97 - 166	36 - 130	28 - 30
Principal Window Months	7	107	91	70	95	3

Class M Sensitivity Analysis

To 10% Call

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class M-1
Avg. Life (yrs)	26.69	8.21	5.53	4.66	4.66	3.67
Principal Window	276 - 346	49 - 148	39 - 99	46 - 73	56 - 56	30 - 45
Principal Window Months	71	100	61	28	1	16
Class M-2
Avg. Life (yrs)	26.69	8.21	5.52	4.50	4.54	3.75
Principal Window	276 - 346	49 - 148	38 - 99	43 - 73	51 - 56	44 - 45
Principal Window Months	71	100	62	31	6	2
Class M-3
Avg. Life (yrs)	26.69	8.21	5.52	4.41	4.20	3.56
Principal Window	276 - 346	49 - 148	38 - 99	42 - 73	47 - 56	40 - 45
Principal Window Months	71	100	62	32	10	6
Class M-4
Avg. Life (yrs)	26.69	8.21	5.52	4.37	4.03	3.37
Principal Window	276 - 346	49 - 148	37 - 99	41 - 73	45 - 56	38 - 45
Principal Window Months	71	100	63	33	12	8
Class M-5
Avg. Life (yrs)	26.69	8.21	5.51	4.34	3.91	3.26
Principal Window	276 - 346	49 - 148	37 - 99	40 - 73	43 - 56	36 - 45
Principal Window Months	71	100	63	34	14	10
Class M-6
Avg. Life (yrs)	26.69	8.21	5.51	4.31	3.83	3.17
Principal Window	276 - 346	49 - 148	37 - 99	39 - 73	41 - 56	35 - 45
Principal Window Months	71	100	63	35	16	11
Class M-7
Avg. Life (yrs)	26.69	8.21	5.51	4.30	3.76	3.10
Principal Window	276 - 346	49 - 148	37 - 99	38 - 73	40 - 56	34 - 45
Principal Window Months	71	100	63	36	17	12
Class M-8
Avg. Life (yrs)	26.69	8.21	5.51	4.27	3.71	3.05
Principal Window	276 - 346	49 - 148	37 - 99	38 - 73	39 - 56	33 - 45
Principal Window Months	71	100	63	36	18	13
Class M-9
Avg. Life (yrs)	26.69	8.21	5.51	4.27	3.67	3.01
Principal Window	276 - 346	49 - 148	37 - 99	38 - 73	38 - 56	32 - 45
Principal Window Months	71	100	63	36	19	14
Class M-10
Avg. Life (yrs)	26.69	8.21	5.51	4.25	3.63	2.98
Principal Window	276 - 346	49 - 148	37 - 99	37 - 73	38 - 56	32 - 45
Principal Window Months	71	100	63	37	19	14

Class M Sensitivity Analysis

To Maturity

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class M-1
Avg. Life (yrs)	26.81	9.04	6.14	5.10	6.01	5.76
Principal Window	276 - 358	49 - 267	39 - 189	46 - 140	60 - 109	30 - 104
Principal Window Months	83	219	151	95	50	75
Class M-2
Avg. Life (yrs)	26.80	9.01	6.11	4.93	4.93	4.28
Principal Window	276 - 358	49 - 258	38 - 181	43 - 134	51 - 104	44 - 83
Principal Window Months	83	210	144	92	54	40
Class M-3
Avg. Life (yrs)	26.80	8.99	6.08	4.83	4.52	3.81
Principal Window	276 - 357	49 - 247	38 - 173	42 - 128	47 - 99	40 - 79
Principal Window Months	82	199	136	87	53	40
Class M-4
Avg. Life (yrs)	26.80	8.96	6.06	4.76	4.34	3.61
Principal Window	276 - 357	49 - 239	37 - 166	41 - 122	45 - 95	38 - 75
Principal Window Months	82	191	130	82	51	38
Class M-5
Avg. Life (yrs)	26.80	8.93	6.03	4.71	4.21	3.49
Principal Window	276 - 356	49 - 231	37 - 159	40 - 118	43 - 91	36 - 72
Principal Window Months	81	183	123	79	49	37
Class M-6
Avg. Life (yrs)	26.80	8.88	5.99	4.66	4.10	3.38
Principal Window	276 - 356	49 - 222	37 - 152	39 - 112	41 - 87	35 - 69
Principal Window Months	81	174	116	74	47	35
Class M-7
Avg. Life (yrs)	26.79	8.82	5.95	4.61	4.00	3.29
Principal Window	276 - 355	49 - 211	37 - 145	38 - 106	40 - 82	34 - 65
Principal Window Months	80	163	109	69	43	32
Class M-8
Avg. Life (yrs)	26.78	8.73	5.88	4.53	3.92	3.20
Principal Window	276 - 354	49 - 198	37 - 135	38 - 99	39 - 77	33 - 61
Principal Window Months	79	150	99	62	39	29
Class M-9
Avg. Life (yrs)	26.77	8.59	5.78	4.46	3.82	3.12
Principal Window	276 - 353	49 - 186	37 - 126	38 - 92	38 - 71	32 - 57
Principal Window Months	78	138	90	55	34	26
Class M-10
Avg. Life (yrs)	26.73	8.37	5.63	4.32	3.69	3.02
Principal Window	276 - 350	49 - 168	37 - 113	37 - 83	38 - 64	32 - 51
Principal Window Months	75	120	77	47	27	20

Rating Agency Contacts
	name	phone extension
Moody's:	Tim Gildner	(212) 553-2919
S&P:	Carissa L. Hinman	(212) 438-1567